MUNIHOLDINGS
NEW JERSEY
INSURED
FUND II, INC.




FUND LOGO




Semi-Annual Report

November 30, 1999



This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings New Jersey Insured Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.



MuniHoldings New Jersey
Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


MUNIHOLDINGS NEW JERSEY INSURED FUND II, INC.



The Benefits and
Risks of
Leveraging

MuniHoldings New Jersey Insured Fund II, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniHoldings New Jersey Insured Fund II, Inc., November 30, 1999


DEAR SHAREHOLDER


For the six-month period ended November 30, 1999, the Common Stock of MuniHoldings New Jersey Insured Fund II, Inc. earned $0.379 per share income dividends, which included earned and unpaid dividends of $0.059. This represents a net annualized yield of 6.31%, based on a month-end per share net asset value of $11.98. Over the same period, total investment return on the Fund's Common Stock was -12.63%, based on a change in per share net asset value from $14.16 to $11.98, and assuming reinvestment of $0.381 per share income dividends.

For the six-month period ended November 30, 1999, the Fund's Auction Market Preferred Stock had an average yield of 3.22% for Series A and 3.32% for Series B.


The Municipal Market Environment
The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the six-month period ended November 30, 1999. Continued strong US employment growth and consumer spending were among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June, August and November. US Treasury bond yields reacted by climbing above 6.375% by late October and into November. During the period, yields on 30-year US Treasury bonds increased over 45 basis points (0.45%).

Long-term tax-exempt bond yields also rose during the six months ended November 30, 1999. For much of the first half of 1999, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose over 70 basis points to 6.14% by November 30, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. Over the last year, more than $230 billion in long-term municipal bonds was issued, a decline of nearly 20% compared to the same period a year ago. During the past six months, over $115 billion in long-term tax-exempt bonds was underwritten, representing a decline of nearly 15% compared to the corresponding period in 1998. Over the past three months, approximately $55 billion in securities was issued by municipalities nationally. This quarterly issuance represented a decline of over 5% when compared to the same period in 1998. It is likely that many tax-exempt issuers have accelerated their financings in recent months to avoid any potential Year 2000
(Y2K)-related disruptions at year-end. It is likely that this increased new-issue volume in October and November is at the expense of future bond issuance, particularly in early 2000. Consequently, the municipal market's positive technical position is likely to continue into early next year.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical with taxable US Treasury securities. At November 30, 1999, long-term uninsured municipal revenue bond yields were almost 98% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Y2K problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US Government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board. We believe Y2K considerations have prohibited any further Federal Reserve Board moves from the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively impact US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.


In Conclusion
On September 9, 1999, MuniHoldings New Jersey Insured Fund II, Inc.'s Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniHoldings New Jersey Insured Fund, Inc. would acquire substantially all of the assets and liabilities of MuniHoldings New Jersey Insured Fund II, Inc. in exchange for newly issued shares of MuniHoldings New Jersey Insured Fund, Inc. These Funds are registered, non-diversified, closed-end management investment companies. Both entities have similar investment objectives and are managed by Fund Asset Management, L.P.

We appreciate your investment in the MuniHoldings New Jersey Insured
Fund II, Inc.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Roberto Roffo)
Roberto Roffo
Vice President and Portfolio Manager



December 30, 1999





MuniHoldings New Jersey Insured Fund II, Inc., November 30, 1999

SCHEDULE OF INVESTMENTS                                                                                 (in Thousands)
                    S&P       Moody's  Face
STATE              Ratings   Ratings  Amount  Issue                                                               Value
New Jersey--94.3%                             Atlantic City, New Jersey, Municipal Utilities
                                              Revenue Bonds (a):
                   AAA       Aaa    $ 1,605      5% due 6/01/2022                                              $   1,439
                   AAA       Aaa      2,695      5% due 6/01/2029                                                  2,368

                   NR*       Aaa      2,000   Bayonne, New Jersey, Municipal Utilities Authority,
                                              Water System Revenue Bonds, 5% due 1/01/2028 (d)                     1,762

                                              Black Horse Pike, New Jersey, Regional School
                                              District, GO (b):
                   AAA       Aaa      2,370      4.75% due 12/01/2014                                              2,158
                   AAA       Aaa      1,175      4.75% due 12/01/2017                                              1,036

                   AAA       Aaa      1,000   Camden County, New Jersey, Improvement Authority,
                                              Lease Revenue Bonds, 5.50% due 9/01/2016 (b)                           974

                   AAA       Aaa      1,000   Camden County, New Jersey, Improvement Authority,
                                              Revenue Refunding Bonds (Health System--Catholic Health
                                              East), Series B, 5.25% due 11/15/2011 (a)                              997

                   AAA       Aaa      7,040   Casino Reinvestment Development Authority, New Jersey,
                                              Parking Fee Revenue Bonds, Series A, 5.25% due 10/01/2017 (c)        6,650

                   AAA       Aaa      8,900   Delaware River Port Authority of Pennsylvania and
                                              New Jersey Revenue Bonds (Port District Project), Series B,
                                              5% due 1/01/2026 (d)                                                 7,872

                   AAA       NR*      3,195   Hudson County, New Jersey, Improvement Authority, Facility
                                              Lease Revenue Refunding Bonds (Hudson County Lease Project),
                                              5.25% due 10/01/2012 (b)                                             3,168

                   AAA       Aaa      1,460   Jersey City, New Jersey, Municipal Utilities Authority,
                                              Sewer Revenue Refunding Bonds, 5.25% due 12/01/2012 (c)              1,455

                   AAA       Aaa      4,250   Middlesex County, New Jersey, COP, Refunding, 5% due
                                              2/15/2019 (d)                                                        3,836

                   AAA       Aaa      2,560   Middlesex County, New Jersey, Improvement Authority,
                                              Utility System Revenue Refunding Bonds (Perth Amboy
                                              Franchise Project), Series A, 5% due 9/01/2029 (a)                   2,248

                                              Montgomery Township, New Jersey, Board of Education, COP (d):
                   NR*       Aaa      2,000      4.75% due 9/01/2018                                               1,747
                   NR*       Aaa      1,100      4.875% due 9/01/2023                                                958

                                              Moorestown Township, New Jersey, School District, GO (b):
                   AAA       Aaa      1,180      4.90% due 1/01/2021                                               1,042
                   AAA       Aaa      1,315      4.95% due 1/01/2023                                               1,164

                   BBB-      NR*      4,000   New Jersey EDA, First Mortgage Revenue Refunding Bonds
                                              (Fellowship Village), Series A, 5.50% due 1/01/2025                  3,449

                   NR*       Aaa      8,555   New Jersey EDA, Natural Gas Facilities Revenue Refunding
                                              Bonds, RIB, AMT, Series 161, 7.23% due 6/01/2032 (d) (e)             7,933

                                              New Jersey EDA, Water Facilities Revenue Bonds, AMT:
                   AAA       Aaa      7,000      (American Water Company Inc.), Series A, 5.25%
                                                 due 7/01/2038 (b)                                                 6,224
                   AAA       Aaa      5,000      (Middlesex Water Company Project), 5.35%
                                                 due 2/01/2038 (d)                                                 4,522

                                              New Jersey Health Care Facilities Financing Authority
                                              Revenue Refunding Bonds:
                   AAA       Aaa      6,750      (Atlantic Health Systems Hospital Corporation),
                                                 Series A, 5% due 7/01/2027 (a)                                    5,886
                   AAA       Aaa      6,750      (JFK Medical Center--Hartwyck), 5% due 7/01/2025 (d)              5,920
                   AAA       Aaa      3,000      (Medical Center at Princeton Obligation Group),
                                                 5% due 7/01/2023 (a)                                              2,651
                   AAA       Aaa      3,570      (Meridian Health System Obligation Group), 5.375%
                                                 due 7/01/2024 (c)                                                 3,328
                   NR*       Aaa        605      (Saint Barnabas Medical Center), Series A, 5%
                                                 due 7/01/2023 (d)                                                   535
                   AAA       Aaa      3,455      (Virtua Health Issue), 4.50% due 7/01/2028 (c)                    2,739

                   AA+       Aaa      2,825   New Jersey State Educational Facilities Authority
                                              Revenue Bonds (Institute for Advanced Study), Series G,
                                              5% due 7/01/2028                                                     2,486

                   AAA       Aaa      2,730   New Jersey State Educational Facilities Authority,
                                              Revenue Refunding Bonds (Ramapo College), Series G,
                                              4.625% due 7/01/2028 (a)                                             2,245

                   AAA       NR*      4,000   New Jersey State Higher Education Assistance Authority,
                                              Student Loan Revenue Bonds, AMT, Series A, 5.25% due
                                              6/01/2018 (d)                                                        3,735

                   AAA       Aaa      2,800   New Jersey State Housing and Mortgage Finance Agency
                                              Revenue Bonds, Home Buyer, AMT, Series U, 5.85% due
                                              4/01/2029 (d)                                                        2,715

                                              New Jersey State Housing and Mortgage Finance Agency
                                              Revenue Refunding Bonds, Home Buyer (d):
                   AAA       Aaa      1,220      AMT, Series S, 5.95% due 10/01/2017                               1,224
                   AAA       Aaa      1,500      AMT, Series X, 5.35% due 4/01/2029                                1,325
                   AAA       Aaa      3,000      Series V, 5.25% due 4/01/2026                                     2,660

                   AAA       NR*      1,500   Port Authority of New York and New Jersey, Revenue Bonds,
                                              RIB, Series 50, 6.605% due 1/15/2032 (d) (e)                         1,266

                   A1+       VMIG1++    900   Port Authority of New York and New Jersey, Special Obligation
                                              Revenue Refunding Bonds (Versatile Structure Obligation),
                                              VRDN, Series 2, 3.75% due 5/01/2019 (f)                                900

                                              Rancocas Valley, New Jersey, Regional High School
                                              District, GO (b):
                   AAA       Aaa        500      5.30% due 2/01/2022                                                 469
                   AAA       Aaa      1,220      5.30% due 2/01/2026                                               1,132

                   AAA       Aaa      3,000   Rutgers State University, New Jersey, Revenue Bonds,
                                              Series A, 4.75% due 5/01/2029 (a)                                    2,506

                                              South Jersey Transportation Authority, New Jersey,
                                              Transportation System Revenue Refunding Bonds (a):
                   AAA       Aaa      4,000      5% due 11/01/2017                                                 3,659
                   AAA       Aaa      1,900      5.125% due 11/01/2022                                             1,732

                   NR*       Aaa      2,480   Union County, New Jersey, Utilities Authority, RITR,
                                              Series 38, 6.42% due 6/01/2020 (e)                                   2,220

                                              Union County, New Jersey, Utilities Authority, Revenue
                                              Refunding Bonds, AMT (a):
                   AAA       Aaa      5,500      County Deficiency, Series A-2, 5% due 6/15/2028                   4,773
                   AAA       Aaa      3,000      Senior Lease (Ogden Martin), Series A, 5% due 6/01/2014           2,826


Portfolio Abbreviations


To simplify the listings of MuniHoldings New Jersey Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
EDA      Economic Development Authority
GO       General Obligation Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
VRDN     Variable Rate Demand Notes




MuniHoldings New Jersey Insured Fund II, Inc., November 30, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                   (in Thousands)
                     S&P     Moody's  Face
STATE              Ratings   Ratings Amount   Issue                                                             Value
New Jersey                                    Wall Township, New Jersey, School District, GO (c):
(concluded)        AAA       Aaa    $ 2,250      4.50% due 7/15/2018                                           $   1,893
                   AAA       Aaa      2,640      4.75% due 7/15/2022                                               2,260

Puerto Rico--3.8%  AAA       Aaa      5,750   Puerto Rico Electric Power Authority, Power Revenue
                                              Bonds, Series DD, 5% due 7/01/2028 (d)                               5,041

                   Total Investments (Cost--$145,403)--98.1%                                                     131,128

                   Other Assets Less Liabilities--1.9%                                                             2,590
                                                                                                              ---------
                   Net Assets--100.0%                                                                          $ 133,718
                                                                                                               =========

                (a)AMBAC Insured.
                (b)FGIC Insured.
                (c)FSA Insured.
                (d)MBIA Insured.
                (e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 1999.
                (f)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 1999.
                  *Not Rated.
                 ++Highest short-term rating by Moody's Investors Service, Inc.

                   See Notes to Financial Statements.



STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of November 30, 1999
Assets:             Investments, at value (identified cost--$145,403,111)                                   $131,128,142
                    Cash                                                                                          62,005
                    Interest receivable                                                                        2,772,565
                    Prepaid expenses                                                                              13,878
                                                                                                            ------------
                    Total assets                                                                             133,976,590
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders                                            $    184,833
                      Offering costs                                                             32,424
                      Investment adviser                                                          3,011          220,268
                                                                                           ------------
                    Accrued expenses                                                                              38,430
                                                                                                            ------------
                    Total liabilities                                                                            258,698
                                                                                                            ------------

Net Assets:         Net assets                                                                              $133,717,892
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.10 per share (2,400 shares
                      of AMPS* issued and outstanding at $25,000
                      per share liquidation preference)                                                     $ 60,000,000
                      Common Stock, par value $.10 per share (6,151,635 shares
                      issued and outstanding)                                               $   615,164
                    Paid-in capital in excess of par                                         90,851,407
                    Undistributed investment income--net                                        381,989
                    Accumulated realized capital losses on investments--net                  (3,855,699)
                    Unrealized depreciation on investments--net                             (14,274,969)
                                                                                           ------------
                    Total--Equivalent to $11.98 net asset value per share
                    of Common Stock (market price--$10.5625)                                                  73,717,892
                                                                                                            ------------
                    Total capital                                                                           $133,717,892
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


MuniHoldings New Jersey Insured Fund II, Inc., November 30, 1999


STATEMENT OF OPERATIONS
                    For the Six Months Ended November 30, 1999
Investment          Interest and amortization of premium and discount earned                                $  3,778,351
Income:

Expenses:           Investment advisory fees                                                $   384,899
                    Commission fees                                                              73,998
                    Professional fees                                                            36,657
                    Transfer agent fees                                                          21,808
                    Accounting services                                                          13,356
                    Printing and shareholder reports                                             12,832
                    Organization expenses                                                        10,796
                    Directors' fees and expenses                                                  8,911
                    Listing fees                                                                  7,859
                    Custodian fees                                                                5,866
                    Pricing fees                                                                  2,277
                    Other                                                                         8,630
                                                                                           ------------
                    Total expenses before reimbursement                                         587,889
                    Reimbursement of expenses                                                  (114,903)
                                                                                           ------------
                    Total expenses after reimbursement                                                           472,986
                                                                                                            ------------
                    Investment income--net                                                                     3,305,365
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (1,900,741)
Unrealized Loss on  Change in unrealized depreciation on investments--net                                    (11,456,769)
Investments--Net:                                                                                           ------------
                    Net Decrease in Net Assets Resulting from Operations                                    $(10,052,145)
                                                                                                            ============


                    See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six     For the Period
                                                                                           Months Ended    Sept. 25, 1998++
                                                                                           November 30,       to May 31,
                    Increase (Decrease) in Net Assets:                                         1999              1999
Operations:         Investment income--net                                                 $  3,305,365     $  4,490,250
                    Realized loss on investments--net                                        (1,900,741)      (1,954,958)
                    Change in unrealized depreciation on investments--net                   (11,456,769)      (2,818,200)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from operations                    (10,052,145)        (282,908)
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders:         Common Stock                                                           (2,342,721)      (2,894,873)
                      Preferred Stock                                                          (982,488)      (1,193,544)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from
                    dividends to shareholders                                                (3,325,209)      (4,088,417)
                                                                                           ------------     ------------

Capital Stock       Proceeds from issuance of Common Stock                                           --       91,425,000
Transactions:       Proceeds from issuance of Preferred Stock                                        --       60,000,000
                    Value of shares issued to Common Stock shareholders in
                    reinvestment of dividends                                                        --          735,916
                    Offering costs resulting from the issuance of Common Stock                       --         (200,945)
                    Offering and underwriting costs resulting from the
                    issuance of Preferred Stock                                                      --         (593,405)
                                                                                           ------------     ------------
                    Net increase in net assets derived from capital
                    stock transactions                                                               --      151,366,566
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                 (13,377,354)     146,995,241
                    Beginning of period                                                     147,095,246          100,005
                                                                                           ------------     ------------
                    End of period*                                                         $133,717,892     $147,095,246
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    381,989     $    401,833
                                                                                           ============     ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.



MuniHoldings New Jersey Insured Fund II, Inc., November 30, 1999

FINANCIAL HIGHLIGHTS

                    The following per share data and ratios have been derived             For the Six     For the Period
                    from information provided in the financial statements.                Months Ended    Sept. 25, 1998++
                                                                                           November 30,       to May 31,
                    Increase (Decrease) in Net Asset Value:                                    1999              1999
Per Share           Net asset value, beginning of period                                   $      14.16     $      15.00
Operating                                                                                  ------------     ------------
Performance:        Investment income--net                                                          .53              .73
                    Realized and unrealized loss on investments--net                              (2.17)            (.78)
                                                                                           ------------     ------------
                    Total from investment operations                                              (1.64)            (.05)
                                                                                           ------------     ------------
                    Less dividends to Common Stock shareholders from
                    investment income--net                                                         (.38)            (.47)
                                                                                           ------------     ------------
                    Capital charge resulting from issuance of Common Stock                           --             (.03)
                                                                                           ------------     ------------
                    Effect of Preferred Stock activity:++++
                      Dividends to Preferred Stock shareholders:
                        Investment income--net                                                     (.16)            (.19)
                        Capital charge resulting from issuance of Preferred Stock                    --             (.10)
                                                                                           ------------     ------------
                    Total effect of Preferred Stock activity                                       (.16)            (.29)
                                                                                           ------------     ------------
                    Net asset value, end of period                                         $      11.98     $      14.16
                                                                                           ============     ============
                    Market price per share, end of period                                  $    10.5625     $    12.9375
                                                                                           ============     ============

Total Investment    Based on market price per share                                             (15.69%)+++      (10.88%)+++
Return:**                                                                                  ============     ============
                    Based on net asset value per share                                          (12.63%)+++       (2.46%)+++
                                                                                           ============     ============

Ratios Based on     Total expenses, net of reimbursement***                                       1.19%*            .66%*
Average Net                                                                                ============     ============
Assets of           Total expenses***                                                             1.47%*           1.29%*
Common Stock:                                                                              ============     ============
                    Total investment income--net***                                               8.28%*           7.49%*
                                                                                           ============     ============
                    Amount of dividends to Preferred Stock shareholders                           2.46%*           1.99%*
                                                                                           ============     ============
                    Investment income--net, to Common Stock shareholders                          5.82%*           5.50%*
                                                                                           ============     ============

Ratios Based on     Total expenses, net of reimbursement                                           .68%*            .41%*
Total Average Net                                                                          ============     ============
Assets:++++++***    Total expenses                                                                 .84%*            .80%*
                                                                                           ============     ============
                    Total investment income--net                                                  4.72%*           4.65%*
                                                                                           ============     ============

Ratios Based on     Dividends to Preferred Stock shareholders                                     3.27%*           3.26%*
Average Net                                                                                ============     ============
Assets of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock, end of period (in thousands)       $     73,718     $     87,095
Data:                                                                                      ============     ============
                    Preferred Stock outstanding, end of period (in thousands)              $     60,000     $     60,000
                                                                                           ============     ============
                    Portfolio turnover                                                           39.22%           92.47%
                                                                                           ============     ============

Leverage:           Asset coverage per $1,000                                              $      2,229     $      2,452
                                                                                           ============     ============

Dividends Per       Series A--Investment income--net                                       $        403     $        489
Share On                                                                                   ============     ============
Preferred Stock     Series B--Investment income--net                                       $        416     $        506
Outstanding:                                                                               ============     ============



                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of operations.
                ++++The Fund's Preferred Stock was issued on October 19, 1998.
              ++++++Includes Common and Preferred Stock average net assets.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniHoldings New Jersey Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MWJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities and assets with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


MuniHoldings New Jersey Insured Fund II, Inc., November 30, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Organization and offering expenses--In accordance with Statement of Position 98-5, unamortized organization expenses of $10,796 were expensed during the six months ended November 30, 1999. This is considered to be a change in accounting principle and had no material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended November 30, 1999, FAM earned fees of $384,899, of which $114,903 was voluntarily waived.

During the period September 25, 1998 to May 31, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $450,000 in connection with the issuance of the Fund's Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 1999 were $53,628,637 and $53,158,537, respectively.

Net realized gains (losses) for the six months November 30, 1999 and net unrealized losses as of November 30, 1999 were as follows:

                                    Realized     Unrealized
                                 Gains (Losses)    Losses

Long-term investments            $ (2,067,741)  $(14,274,969)
Financial futures contracts           167,000             --
                                 ------------   ------------
Total                            $ (1,900,741)  $(14,274,969)
                                 ============   ============

As of November 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $14,274,969, of which $47,327 related to appreciated securities and $14,322,296 related to depreciated securities. The aggregate cost of investments at November 30, 1999 for Federal income tax purposes was $145,403,111.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended November 30, 1999 remained constant and during the period September 25, 1998 to May 31, 1999 increased by 6,095,000 as a result of the initial offering and by 49,968 as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at November 30, 1999 were 3.85% for Series A and 4.05% for Series B.

Shares issued and outstanding during the six months ended November 30, 1999 remained constant and during the period September 25, 1998 to May 31, 1999 increased by 2,400 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended November 30, 1999, MLPF&S, an affiliate of FAM, earned $41,942 as commissions.


5. Capital Loss Carryforward:
At May 31, 1999, the Fund had a net capital loss carryforward of approximately $523,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.


6. Reorganization Plan:
On September 9, 1999, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniHoldings New Jersey Insured Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund and MuniHoldings New Jersey Insured Fund III, Inc. in exchange for newly issued shares of MuniHoldings New Jersey Insured Fund, Inc. These Funds are registered, non-diversified, closed-end management investment companies. All three entities have a similar investment objective and are managed by FAM.


7. Subsequent Event:
On December 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.059061 per share, payable on December 30, 1999 to shareholders of record as of December 23, 1999.


QUALITY PROFILE

The quality ratings of securities in the Fund as of November 30, 1999 were as follows:

                                          Percent of
S&P Rating/Moody's Rating                 Net Assets
AAA/Aaa                                      94.8%
BBB/Baa                                       2.6
Other*                                        0.7

[FN]
*Temporary investments in short-term municipal securities.


MuniHoldings New Jersey Insured Fund II, Inc., November 30, 1999


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary


Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents
Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MWJ